Exhibit (h)(10)

Schedule A

to

Sub-Administration and Sub-Accounting Agreement dated April 1, 2003

Dated as of December 11, 2017

I.	THE DEUTSCHE FUNDS

CASH ACCOUNT TRUST, and its series:

Deutsche Government & Agency Securities Portfolio

Deutsche Tax-Exempt Portfolio

DEUTSCHE ASSET ALLOCATION TRUST, and its series:

Deutsche Multi-Asset Conservative Allocation Fund

Deutsche Multi-Asset Global Allocation Fund

Deutsche Multi-Asset Moderate Allocation Fund

DEUTSCHE EQUITY 500 INDEX PORTFOLIO

DEUTSCHE GLOBAL/INTERNATIONAL FUND, INC., and its series:

Deutsche Emerging Markets Fixed Income Fund

Deutsche European Equity Fund

Deutsche Global Infrastructure Fund

Deutsche Global Small Cap Fund

Deutsche High Conviction Global Bond Fund

Deutsche International Growth Fund

DEUTSCHE HIGH INCOME OPPORTUNITIES FUND, INC.

DEUTSCHE INCOME TRUST, and its series:

Deutsche Fixed Income Opportunities Fund

Deutsche Global High Income Fund

Deutsche GNMA Fund

Deutsche High Income Fund

Deutsche Multisector Income Fund

Deutsche Short Duration Fund

Deutsche Ultra-Short Investment Grade Fund

DEUTSCHE INSTITUTIONAL FUNDS, and its series:

Deutsche EAFE® Equity Index Fund

Deutsche Equity 500 Index Fund

Deutsche S&P 500 Index Fund

Deutsche U.S. Bond Index Fund

Deutsche U.S. Multi-Factor Fund

DEUTSCHE INTERNATIONAL FUND, INC., and its series:

Deutsche CROCI® International Fund

Deutsche Emerging Markets Equity Fund

Deutsche Global Macro Fund

Deutsche Latin America Equity Fund

Deutsche World Dividend Fund

DEUTSCHE INVESTMENT TRUST, and its series:

Deutsche Capital Growth Fund

Deutsche Core Equity Fund

Deutsche CROCI® U.S. Fund

Deutsche Large Cap Focus Growth Fund

Deutsche Small Cap Core Fund

Deutsche Small Cap Growth Fund

DEUTSCHE INVESTMENTS VIT FUNDS, and its series:

Deutsche Equity 500 Index VIP

Deutsche Small Cap Index VIP

DEUTSCHE MARKET TRUST, and its series

Deutsche Global Income Builder Fund

Deutsche Real Assets Fund

DEUTSCHE MONEY FUNDS, and its series:

Deutsche Money Market Prime Series

DEUTSCHE MONEY MARKET TRUST, and its series:

Deutsche Government Cash Management Fund

Deutsche Government Cash Reserves Fund Institutional

Deutsche Government Money Market Series

DEUTSCHE MULTI-MARKET INCOME TRUST

DEUTSCHE MUNICIPAL INCOME TRUST

DEUTSCHE MUNICIPAL TRUST, and its series:

Deutsche Managed Municipal Bond Fund

Deutsche Short-Term Municipal Bond Fund

Deutsche Strategic High Yield Tax-Free Fund

DEUTSCHE PORTFOLIO TRUST, and its series:

Deutsche Floating Rate Fund

Deutsche Total Return Bond Fund

DEUTSCHE SECURITIES TRUST, and its series:

Deutsche Communications Fund

Deutsche CROCI® Sector Opportunities Fund

Deutsche Enhanced Commodity Strategy Fund

Deutsche Global Real Estate Securities Fund

Deutsche Health and Wellness Fund

Deutsche MLP & Energy Infrastructure Fund

Deutsche Real Estate Securities Fund

Deutsche Science and Technology Fund

DEUTSCHE STATE TAX-FREE INCOME SERIES, and its series:

Deutsche California Tax-Free Income Fund

Deutsche Massachusetts Tax-Free Fund

Deutsche New York Tax-Free Income Fund

DEUTSCHE STRATEGIC INCOME TRUST

DEUTSCHE STRATEGIC MUNICIPAL INCOME TRUST

DEUTSCHE TAX FREE TRUST, and its series

Deutsche Intermediate Tax/AMT Free Fund

DEUTSCHE VALUE SERIES, INC. and its series:

Deutsche CROCI® Equity Dividend Fund

Deutsche Mid Cap Value Fund

Deutsche Small Cap Value Fund

DEUTSCHE VARIABLE SERIES I, and its series

Deutsche Bond VIP

Deutsche Capital Growth VIP

Deutsche Core Equity VIP

Deutsche CROCI® International VIP

Deutsche Global Small Cap VIP

DEUTSCHE VARIABLE SERIES II, and its series:

Deutsche Alternative Asset Allocation VIP

Deutsche CROCI® U.S. VIP

Deutsche Global Equity VIP

Deutsche Global Income Builder VIP

Deutsche Government & Agency Securities VIP

Deutsche Government Money Market VIP

Deutsche High Income VIP

Deutsche International Growth VIP

Deutsche Multisector Income Fund

Deutsche Small Mid Cap Growth VIP

Deutsche Small Mid Cap Value VIP

GOVERNMENT CASH MANAGEMENT PORTFOLIO

INVESTORS CASH TRUST, and its series:

Deutsche Central Cash Management Government Fund

Deutsche Treasury Portfolio

Deutsche Variable NAV Money Fund

II.                  THE ZALICO FUNDS

ZALICO Variable Series 1 Separate Account Fixed Income

ZALICO Variable Series 1 Separate Account Strategic Income Plus

ZALICO Variable Series 1 Separate Account Government

ZALICO VL Series – 1 Multi-Asset Fixed Income

ZALICO Variable Series 1 Separate Account Government Bond

ZALICO Variable Series 1 Separate Account  Money Market

ZALICO Variable Series 1 Separate Account  Balance

ZALICO Series 15 Separate Account Fixed Income

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